EXHIBIT 10.4

SUBSCRIPTION AGREEMENT

THE NOTE (AS DEFINED BELOW) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE NOTE HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE NOTE OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO THE UNDERSIGNED INVESTOR. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE NOTE CAN NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY IMPOSED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS, AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS.

General Employment Enterprises, Inc.

184 Shuman Blvd., Ste. 420

Naperville, IL 60563

Attn: Andrew Norstrud, C.F.O.

1. Subscription Terms. According to the terms and subject to the conditions of this Subscription Agreement, JAX Legacy – Investment 1, LLC, a Florida limited liability company (the “Purchaser”) hereby irrevocably tenders its subscription for the Promissory Note (the “Note”) in the original principal amount of $4,185,000, to General Employment Enterprises, Inc., an Illinois corporation (the “Company”).

Purchaser understands that the Company will rely upon the agreements, acknowledgments, certificates, covenants, confirmations, representations and warranties made by Purchaser in this Subscription Agreement for, among other purposes, determining Purchaser’s suitability for this investment and whether the issuance of the Note satisfies the conditions specified in Section 4(a)(2) of the Securities Act and in Rule 506 of Regulation D promulgated thereunder. Purchaser’s agreements, representations and warranties are made with the intent that they be relied upon, and Purchaser agrees to indemnify and hold the Company, and any person deemed to “control” the Company (within the meaning of Section 15 of the Securities Act), harmless from any liability, costs and expenses (including reasonable attorneys’ fees) whatsoever resulting from such reliance or in connection with any sale or distribution by Purchaser of the Note subscribed for herein in violation of the Securities Act or any other applicable law. This indemnification shall survive any investigation by Purchaser of, and issuance of the Note to Purchaser by, the Company and shall be binding upon Purchaser’s successors and assigns.

Purchaser’s execution of this Subscription Agreement is an offer to subscribe for the Note in the amount and on the terms and conditions specified herein.

2. Subscription Price and Terms. Purchaser hereby subscribes for the Note at the price and terms provided in this Subscription Agreement and in the Note.

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3. Representations and Warranties of the Company. By its acceptance of this Subscription Agreement, the Company represents and warrants to Purchaser that each of the following statements will be true on the date of closing of the transaction contemplated by this Subscription Agreement:

(a)

The Company is a corporation duly formed and validly existing in good standing under the laws of the State of Illinois with all requisite power and authority to own its properties and to conduct its business as presently conducted and to consummate the transactions contemplated hereby and under the Note.

(b)

The transaction contemplated by this Subscription Agreement has been duly approved, and this Subscription Agreement has been duly executed and delivered by a duly authorized representative of the Company. Neither the execution and delivery of this Subscription Agreement by the Company, nor the consummation by the Company of the transaction contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company’s articles of incorporation or the bylaws, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award to which the Company is a party or by which the Company is bound.

(c)

The Company is not, individually, a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by the Company according to the terms of this Subscription Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by the Company according to the terms of this Subscription Agreement may be prohibited, prevented or delayed.

4. Access to Information. Purchaser has received and reviewed this Subscription Agreement, the Note, and the Registration Rights Agreement (collectively, the “Offering Documents”), and has fully and completely examined and understands all of the same. Purchaser acknowledges that: (i) the Company has made available additional information about the Company and its operations necessary to enable Purchaser to fully evaluate the merits and risks of purchasing the Note; (ii) the Company has advised Purchaser to consult with an attorney or advisor and said advisors have assisted it in analyzing all such information; (iii) the Company has answered all Purchaser inquiries made of the Company concerning the Company and its proposed business and financial condition and any other matters relating to the Company, the issuance of the Note, and the issuance of shares of common stock of the Company to Purchaser as partial payment of interest under the Note (the “Shares”), as set forth in the Note; and (iv) no oral or written statement or inducement that is contrary to the information set forth in any information or documents Purchaser reviewed has been made to it by or on behalf of the Company.

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5. Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents, warrants and covenants to the Company that:

(a)

Purchaser is familiar with the nature of, and the risks attendant to, an investment of the type described in the Offering Documents, the tax consequences of such an investment, and is financially capable of bearing the economic risk of investing in the Company, and can afford the loss of the total amount of such investment.

(b)

Purchaser understands that neither the Note nor the Shares have not been registered under the Securities Act or the securities laws of any state and that it is purchasing the Note and the Shares for its own account and for investment only and not with a view to the further sale, assignment or other distribution of all or any portion thereof. Purchaser understands that it must bear the economic risk of its investment in the Company for an indefinite period of time.

(c)

Purchaser understands that the transfer of the Note and Shares are generally prohibited by the Securities Act. Purchaser will not sell, assign, pledge or otherwise dispose of the Note or the Shares, or any portion thereof, other than in compliance with the terms of the Note or applicable state and federal securities laws and, then, only to the extent that the same may be legally sold or disposed of without registration or qualification under applicable state or federal securities laws, or the Note and/or Shares, as applicable, shall have been so registered or qualified and an appropriate registration statement shall then be in effect.

(d)

Purchaser is fully aware that the Note and Shares are being issued in reliance upon the exemption provided for by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D and the rules and regulations promulgated thereunder and similar exemptions provided under state securities laws on the grounds that no public offering is involved, and that its representations, warranties and agreements set forth in this Subscription Agreement are essential to the claiming of such exemptions.

(e)

Purchaser has been advised that it may not purchase the Note or the Shares offered by the Company unless, and it hereby acknowledges that, Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act due to the fact that all equity owners of Purchaser are “accredited investors.”

(f)

INVESTING IN THE COMPANY AND PURCHASING THE NOTE AND THE SHARES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK OF LOSS OF PURCHASER’S ENTIRE INVESTMENT, THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY THEREOF, AND PURCHASER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME.

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(g)

An investment in the Company involves significant legal and tax consequences. Purchaser acknowledges that no attempt by the Company has been made to discuss the possible effects of federal, state or local income and other tax laws on such investment. Purchaser has been advised to consult its own counsel, accountant and other professional advisors as to legal, tax and other matters concerning its purchase of the Note and the Shares.

(h)

Purchaser acknowledges that an investment in the Note and the Shares is speculative and agrees that no guarantees or other warranties have been made by the Company or any agent, advisor, manager, member, employee or affiliate of the Company, about an investment in the Note and the Shares or the future financial performance of the Company.

(i)	Purchaser is a Florida limited liability company formed for the sole purpose of investing in the Note and the Shares.

(j)

Purchaser has examined and understands the Offering Documents in their entirety and has examined and understands all other such agreements and documents that it has deemed necessary or appropriate in order to evaluate whether to purchase the Note and the Shares.

6. Indemnification. Purchaser agrees to indemnify and hold harmless the Company, its equity holders, directors, officers, employees, advisors and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including attorneys’ fees) that any of them may incur by reason of Purchaser’s failure to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any misrepresentation or breach of warranty by it in this Subscription Agreement or any other document it provides to the Company in connection with this subscription. Purchaser’s obligation to pay the subscription price, all of its representations, warranties and covenants contained in this Subscription Agreement, and its indemnification obligation contained in this Section shall survive the acceptance of this Subscription Agreement and the issuance of the Note and the Shares.

7. Fees and Costs. Both the Company and Purchaser will be responsible for their own fees and costs associated with the transactions described in this Subscription Agreement (the “Transactions”), provided, however, at the closing of the Transactions: (i) the Company will pay Purchaser’s legal fees associated with the Transactions, subject to a cap of $25,000, and (ii) the Company will pay Purchaser’s manager a due diligence fee in the amount of $20,000, payable in either cash or common stock of the Company (at the same price per share utilized in the Note), as agreed upon by the Company and Purchaser’s manager.

8. Transferability; Binding Effect. Purchaser hereby agrees that this Subscription Agreement may not be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner, without the prior written consent of the Company. This Subscription Agreement shall inure to the benefit of and be binding upon (i) the Company and its successors and assigns and (ii) the Purchaser and its successors and assigns.

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IN WITNESS WHEREOF, the Company and Purchaser have executed and delivered this Subscription Agreement on October 2, 2015.

GENERAL EMPLOYMENT ENTERPRISES, INC.

By:
Name:	Andrew Norstrud
Title:	Chief Financial Officer

JAX LEGACY – INVESTMENT 1, LLC

By:	JAX LEGACY MANAGER, LLC

By:
Name:	G. Ray Driver, Jr.
Title:	Manager
Entity Tax ID#:
Address:	One Independent Drive, Suite 1200 Jacksonville, Florida 32202

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